                                                                   EXHIBIT 10.57

                    UNSECURED SUBORDINATED PROMISSORY NOTE
                    --------------------------------------


                              _____________, 1999


          FOR VALUE RECEIVED, the undersigned, The Fairchild Corporation, a Delaware corporation with its chief executive office located at 45025 Aviation Drive, Suite 400, Dulles, Virginia 20166-7516 (the "Maker"), promises to pay to the order of Banner Aerospace, Inc., a Delaware corporation ( the "Holder"), on July 1, 2004 (the "Maturity Date"), the unpaid principal amount of all advances and other loans ("Advances") made on the date hereof or hereafter by the Holder to the Maker.

          The Maker also promises to pay interest on the unpaid principal amount evidenced hereby (including amounts of deferred interest added to principal in accordance with the provisions hereof from time to time) from the date such Advance is made (and such deferred interest is added to principal hereof) until the same shall have been paid in full at an interest rate equal to ten percent (10%) per annum, which interest shall be calculated in arrears, monthly, on the basis of a 365 day year and actual days elapsed, and the amount thereof added to the principal amount of indebtedness evidenced hereby. Accrued interest shall be calculated and shall be payable on the earlier of the Maturity Date or the date the principal amount evidenced hereby is paid in full and this Unsecured Subordinated Promissory Note is cancelled.

          The Holder is authorized to endorse the date and amount of each
Advance made by the Holder to the Maker hereunder, each interest payment made in kind as aforesaid, and each repayment or prepayment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence, absent demonstrated error, of the
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accuracy of the information so endorsed; provided that the failure by the Holder
                                         -------- ----
to make such endorsement, or any error with respect thereto, shall not affect the obligations of the Maker under this Unsecured Subordinated Promissory Note. In lieu of endorsing such schedule as hereinabove provided, the Holder is authorized to record such Advances, interest payments made in kind, and repayments or prepayments in its books and records, such books and records constituting prima facie evidence, absent demonstrated error, of the accuracy of
             ----- -----
the information contained therein.

          All payments of principal and interest in respect of this Unsecured Subordinated Promissory Note shall be made to the Holder in lawful money of the United States of America at the Holder's address at 45025 Aviation Drive, Suite 300, Dulles,
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Virginia 20166 or at such other place as may, from time to time, be designated by the Holder.

          Upon the occurrence of a Note Event of Default, the Holder may accelerate the maturity hereof by written notice to the Maker, with a copy to Citicorp USA, Inc., as Collateral Agent, at 399 Park Avenue, 6th Floor, Zone 4, New York, New York 10043, Attn: Suzanne Crymes, Telecopy No. 212-793-1290.

          By accepting this Unsecured Subordinated Promissory Note, the Holder for itself and its successors and assigns agrees that it will not, so long as any Senior Indebtedness is outstanding: (i) without the prior consent of the holders of the Senior Indebtedness, transfer or assign this Unsecured Subordinated Promissory Note or any of the Subordinatd Indebtedness or subordinate this Unsecured Subordinated Promissory Note or any of the Subordinated Indebtedness to any other Indebtedness of the Maker; (ii) take any collateral from the Maker or any Affiliate of the Maker as security for the Subordinated Indebtedness; or (iii) initiate or be a party to any proceeding or action (other than a proceeding or action initiated by the holders of the Senior Indebtedness) under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction pursuant to which it is sought to adjudicate the Maker bankrupt or insolvent.

          The Holder, by its acceptance of this Unsecured Subordinated Promissory Note, covenants and agrees that the Subordinated Indebtedness is and shall be subordinated and subject and junior in right of payment, to the extent and in the manner set forth hereinbelow, to the prior payment in full, in cash, of all of the Senior Indebtedness:

          Insolvency, Liquidation, etc.  In the event of any insolvency,
          -----------------------------
bankruptcy, receivership, liquidation, reorganization, reformation, readjustment, composition or other similar proceeding for the liquidation, dissolution or other winding up of the Maker, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, or any assignment by the Maker for the benefit of creditors, or any other marshalling of the assets of the Maker, then and in any such event:

          (i) all Senior Indebtedness (including, without limitation, interest accrued thereon after the commencement of any such proceedings, whether or not allowed in such proceedings) shall first be paid in full, in cash, before any payment or distribution of any character, whether in cash, securities or other property, shall be made on

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               account of or applied on the Subordinated Indebtedness;

          (ii) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for this clause) be payable or deliverable in respect of the Subordinated Indebtedness shall be paid or delivered directly to the Administrative Agent on behalf of the holders of Senior Indebtedness, until all Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision thereof, to the holders of the Senior Indebtedness; and

       (iii) the Holder irrevocably authorizes and empowers the Collateral Agent, on behalf of each holder of Senior Indebtedness (and its successors and assigns), to demand, sue for, collect and receive all such payments and distributions and to receipt therefor, and to file and prove all such claims and take all such other action in the name of all holders of the Subordinated Indebtedness or otherwise, as the Collateral Agent, on behalf of the holders of Senior Indebtedness, may determine to be necessary or appropriate, in each instance, as more particularly set forth under Debtor Relief below.
                     -------------

       No Payments and/or Enforcement in Certain Circumstances.  From and
       -------------------------------------------------------
after the occurrence of any Event of Default or Potential Event of Default under the terms of the Fairchild Credit Agreement, the Holder shall not be entitled to receive any payments hereunder (other than payments of interest in kind as aforesaid), whether or not due and payable, and shall not ask, demand, sue for, take or receive, by setoff or in any manner, all or any part of the Subordinated Indebtedness or any security therefor, and shall have no right to enforce any claim with respect to the Subordinated Indebtedness, or otherwise take any action against the Maker or its property, in each case unless and until all Senior Indebtedness shall have been fully paid and satisfied in cash and all financing arrangements between the Maker and the Fairchild Lenders and Fairchild Issuing Banks shall have been terminated, or such payment in full in cash shall have been duly provided for in a manner satisfactory to the holders of the Senior Indebtedness.

       Turnover.  In the event any direct or indirect payment or distribution
       --------
shall be received by the Holder in contravention of the aforesaid subordination provisions hereof, then such payment or distribution shall be held in trust for and shall be

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paid over or delivered to the Collateral Agent on behalf of the holders of the
Senior Indebtedness until all Senior Indebtedness shall have been paid in full, in cash, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. The Senior Indebtedness shall not be deemed to have been paid in full, nor shall provision be deemed to have been made for such payment, unless all holders of the Senior Indebtedness shall have received (after giving effect to all concurrent payments or distributions to holders of Senior Indebtedness) cash equal to the amount of all Senior Indebtedness at the time outstanding.

          Subrogation.  Subject to the prior payment, in full, in cash, of all
          -----------
Senior Indebtedness, the holders of the Subordinated Indebtedness shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Maker made on the Senior Indebtedness until the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to holders of Senior Indebtedness of any cash, property or securities to which holders of Subordinated Indebtedness would be entitled except for the provisions hereof and no turnover of any payment pursuant to the provisions hereof to holders of Senior Indebtedness by the holders of the Subordinated Indebtedness, shall, as between the Maker, its creditors other than holders to Senior Indebtedness, and the holders of Subordinated Indebtedness, be deemed to be a payment by the Maker to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended to be solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness, on the one hand, and the holders of Subordinated Indebtedness on the other hand.

          Debtor Relief.  Should any action be taken by or against the Maker for
          -------------
any relief or arrangement under any federal or state bankruptcy or insolvency law (including, but not limited to, the appointment of a receiver, the making of an assignment for the benfit of creditors, the holding of a meeting of creditors for the purpose of working out the Maker's debts or the appointment of a creditor committee or receiver to supervise or administer the business or assets of the Maker), or should the Maker become insolvent or take steps to wind up or dissolve its business, the Holder by its acceptance hereof irrevocably authorizes and empowers the Collateral Agent, on behalf of the Fairchild Lenders and Fairchild Issuing Banks, as its attorney-in-fact to enforce or file any document or proof of claim for the Subordinated Indebtedness in the name of the holders of the Senior Indebtedness or the Holder. In the event the Collateral Agent requires possession of this Unsecured Subordinated Promissory Note in order to seek enforcement hereof as attorney-in-fact, the Holder shall deliver, or cause the delivery of, this

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Unsecured Subordinated Promissory Note to the Collateral Agent within three (3)
days after receipt by the Holder of a written request to such effect from the Collateral Agent. The Holder agrees to provide the Collateral Agent with all information and documents necessary to present claims or seek enforcement as aforesaid. The Holder further authorizes and empowers the Collateral Agent, as attorney-in-fact, to receive and give receipt for any payments or other distributions on the Subordinated Indebtedness and to apply them to the Senior Indebtedness, to serve on any committee appointed to supervise or administer the business or assets of the Maker and to vote its claim with respect to any proposed plan of reorganization, dissolution, or liquidation.

          Certain Definitions.  The following terms when used in this Unsecured
          -------------------
Subordinated Promissory Note shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Fairchild Credit Agreement" shall mean that certain Third Amended and
           --------------------------
Restated Credit Agreement dated as of December 19, 1997, by and among the Maker, the financial institutions from time to time party thereto as "Lenders" and "Issuing Banks", and Citicorp USA, Inc., a Delaware corporation, as Collateral Agent.

          "Fairchild Lenders" shall mean the "Lenders" under the Fairchild
           -----------------
Credit Agreement.

          "Fairchild Issuing Banks" shall mean the "Issuing Banks" under the
           -----------------------
Fairchild Credit Agreement.

          "Note Event of Default" shall mean the occurrence of any of the
           ---------------------
following events:

     (i) failure to pay any principal or interest payable under this Unsecured Subordinated Promissory Note as and when due in accordance with the terms hereof, whether by acceleration or otherwise, and such default shall continue unremedied for 90 days;

     (ii) the Maker shall (a) apply for or consent to the appointment of a receiver, trustee, or liquidator for itself or all or a substantial part of its Property, (b) make a general assignment for the benefit of creditors, (c) be adjudicated a bankrupt or insolvent, (d) file a voluntary petition in bankruptcy or petition or answer seeking a reorganization or an arrangement with its creditors, (e) take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or file

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

          an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute;

     (iii)an order, judgment or decree shall be entered, without the application, approval or consent of the Maker, by any court of competent jurisdiction, approving a petition seeking reorganization of the Maker or all or a substantial part of the Property of the Maker, or appointing a receiver, trustee or liquidator of the Maker, and such order, judgment, or decree shall continue for a period of 90 days;

     (iv) an Event of Default shall occur under the Fairchild Credit Agreement and acceleration of the Senior Indebtedness be made as a result thereof.

          "Senior Indebtedness" shall mean all principal of and interest on
           -------------------
(including without limitation, all interest accruing after the filing of any petition for the bankruptcy or insolvency of the Maker, whether or not allowed in any bankruptcy or insolvency proceeding) the "Obligations" of the Maker presently existing or at any time hereafter arising under the Fairchild Credit Agreement, and all extensions, substitutions, renewals, refinancings and refundings thereof.

          "Subordinated Indebtedness" shall mean all outstanding principal of
           -------------------------
and unpaid interest accrued on all Indebtedness of the Maker evidenced by this Unsecured Subordinated Promissory Note, and all extensions and renewals thereof.

          Other Definitions.  Terms to which meanings are ascribed in the
          -----------------
Fairchild Credit Agreement are, unless the context otherwise requires, used herein with such meanings.

          Non-impairment of the Holder's Creditor Status.  Nothing otherwise
          ----------------------------------------------
contained herein is intended to or shall impair, as between the Maker, its creditors other than the holders of Senior Indebtedness, and the holders of the Subordinated Indebtedness, the obligations of the Maker, which are, subject to the terms of the subordination provisions hereof, absolute and unconditional, to pay the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Holder and creditors of the Maker other than the holders of the Senior Indebtedness, or shall anything herein or therein prevent the Holder from exercising all rights permitted it hereunder upon the acceleration of the Subordinated Indebtedness, subject to the rights hereunder of the holders of Senior Indebtedness in respect of cash, property or securities of the Maker received upon the

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exercise of any such remedy and subject to the limitations of the rights of the
Holder set forth herein.

          Non-Waiver of Rights.  No right of any present or future holder of the
          --------------------
Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Maker with the terms, provisions and covenants of this Unsecured Subordinated Promissory Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Non-Modification; Assignability.  The terms of subordination of this
          -------------------------------
Unsecured Subordinated Promissory Note may not be amended, supplemented or modified in any manner without the prior written consent of the holders of the Senior Indebtedness. This Unsecured Subordinated Promissory Note is not assignable by the Maker and shall be assignable by the Holder to an Affiliate of the Holder only upon the prior written notice to the Collateral Agent and delivery to the Collateral Agent of written acknowledgment of the terms hereof by such assignee of the Holder.

          The Maker hereby waives presentment for payment, demand, notice of dishonor, protest and notice of protest and other notices of any kind. No delay on the part of the Holder in exercising any of the Holder's rights hereunder shall operate as a waiver of such rights. This Unsecured Subordinated Promissory Note shall be governed by, and for all purposes construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such state.

                         THE FAIRCHILD CORPORATION



                         By _________________________
                            Karen L. Schneckenburger
                            Vice President and Treasurer

Accepted and agreed this ____ day of ______, 1999

BANNER AEROSPACE, INC.
                                          Pay to the order of
                                          Citicorp USA, Inc.,
                                          as Administrative Agent
By:___________________________________________
  Eugene W. Juris
  Vice President
                                         BANNER AEROSPACE, INC.

                                         By:____________________________________
                                            Eugene W. Juris
                                            Vice President

                                       8
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                             SCHEDULE OF Advances
                             --------------------


                       The Fairchild Corporation (Maker)

                                      to

                        Banner Aerospace, Inc. (Holder)



                        Advance          Repayment
         Date           Amount            Amount            Balance
         ----           ------            ------            -------















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